UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 13, 2017

JPMORGAN CHASE & CO.

(Exact Name of Registrant as Specified in Charter)

DELAWARE

(State or Other Jurisdiction of Incorporation)

001-05805	13-2624428
(Commission File Number)	(IRS Employer Identification No.)

270 Park Avenue, New York, New York	10017
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 270-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

On January 13, 2017, JPMorgan Chase & Co. (the “Company”) entered into: (1) a First Supplemental Indenture (the “Senior Notes Supplemental Indenture”) to the Indenture, dated as of October 21, 2010 (the “2010 Senior Indenture”), between the Company and Deutsche Bank Trust Company Americas, as Trustee, relating to senior debt securities of the Company; (2) a First Supplemental Indenture (the “Subordinated Notes Supplemental Indenture”) to the Subordinated Indenture, dated as of March 14, 2014 (the “Subordinated Indenture”), between the Company and U.S. Bank Trust National Association, as Trustee, relating to subordinated debt securities of the Company; and (3) a Sixth Supplemental Indenture (the “Sixth Notes Supplemental Indenture”) to the Indenture, dated as of May 25, 2001 (the “2001 Senior Indenture” and, together with the 2010 Senior Indenture, the “Senior Indentures”), between the Company and Deutsche Bank Trust Company Americas (f/k/a Bankers Trust Company), as Trustee, relating to certain debt securities of the Company.

Under the Senior Indentures, as amended by the Senior Notes Supplemental Indenture and the Sixth Notes Supplemental Indenture, respectively, the events of default applicable to senior debt securities of the Company will be limited to (i) default in the payment of principal or interest and continuance of such default for 30 days and (ii) specified events of bankruptcy, insolvency or reorganization of the Company. In addition, the Senior Notes Supplemental Indenture, the Sixth Notes Supplemental Indenture and the Subordinated Notes Supplemental Indenture amend the covenants contained in the Senior Indentures and the Subordinated Indenture, respectively, relating to a consolidation or merger involving the Company or the conveyance, transfer or lease of all or substantially all the Company’s assets, among other amendments. The foregoing changes will apply only to debt securities issued after the date the supplemental indentures are executed.

The Senior Notes Supplemental Indenture, the Subordinated Notes Supplemental Indenture and the Sixth Supplemental Indenture are being filed as Exhibits 4.1, 4.2 and 4.3, respectively, to this report.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

4.1	First Supplemental Indenture, dated as of January 13, 2017, between JPMorgan Chase & Co. and Deutsche Bank Trust Company Americas, as Trustee, to the Indenture, dated as of October 21, 2010

4.2	First Supplemental Indenture, dated as of January 13, 2017, between JPMorgan Chase & Co. and U.S. Bank Trust National Association, as Trustee, to the Subordinated Indenture, dated as of March 14, 2014

4.3	Sixth Supplemental Indenture, dated as of January 13, 2017, between JPMorgan Chase & Co. and Deutsche Bank Trust Company Americas (f/k/a Bankers Trust Company), as Trustee, to the Indenture, dated as of May 25, 2001

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JPMORGAN CHASE & CO.
(Registrant)

By:	/s/ Neila B. Radin
Name:	Neila B. Radin
Title:	Managing Director

Dated: January 13, 2017

EXHIBIT INDEX

Exhibit Number	Description

4.1	First Supplemental Indenture, dated as of January 13, 2017, between JPMorgan Chase & Co. and Deutsche Bank Trust Company Americas, as Trustee, to the Indenture, dated as of October 21, 2010

4.2	First Supplemental Indenture, dated as of January 13, 2017, between JPMorgan Chase & Co. and U.S. Bank Trust National Association, as Trustee, to the Subordinated Indenture, dated as of March 14, 2014

4.3	Sixth Supplemental Indenture, dated as of January 13, 2017, between JPMorgan Chase & Co. and Deutsche Bank Trust Company Americas (f/k/a Bankers Trust Company), as Trustee, to the Indenture, dated as of May 25, 2001